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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 2002


                        COMMISSION FILE NUMBER: 000-21729

                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)

               Delaware                                 73-1247666
     (State of Other Jurisdiction                   (I.R.S. Employer
    Incorporation or Organization)                 Identification No.)

      13155 Noel Road, Suite 700
             Dallas, Texas                                 75240
    (Address of Principal Executive                      (Zip Code)
               Offices)


                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500

Item 5. Other Events and Regulation FD Disclosure

In advance of closing anticipated financing, the Company has received $1,500,000 from an existing stockholder pursuant to two notes, attached.


                                          The viaLink Company

September 11, 2002 (Date)                 /s/ William P. Creasman
                                          --------------------------------------
                                          William P. Creasman
                                          Vice President, General Counsel, and
                                          Secretary